ANNUAL REPORT





[DAVIS FUNDS LOGO]





DECEMBER 31, 2002





DAVIS VALUE PORTFOLIO
(PORTFOLIO OF DAVIS VARIABLE ACCOUNT FUND, INC.)

                                TABLE OF CONTENTS



Shareholder Letter.........................................................2

Management's Discussion and Analysis.......................................5

Fund Performance and Supplementary Information............................10

Schedule of Investments...................................................13

Statement of Assets and Liabilities.......................................16

Statement of Operations...................................................17

Statements of Changes in Net Assets.......................................18

Notes to Financial Statements.............................................19

Financial Highlights......................................................22

Independent Auditors' Report..............................................23

Income Tax Information....................................................24

Directors and Officers....................................................25

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder:

In a recent article in Fortune magazine(1), Warren Buffett outlined his "problem." His thoughts have significance for all investors with inflows of cash who, like Buffett, are making decisions week after week and year after year. Says Buffett, "We've got $100 million a week that I have to figure out what to do with. It's a happy problem, but it's a problem, especially if I do something dumb with it--and that's easy to do."

It is easy to do "dumb" things in this climate. In many respects, we are navigating in uncharted waters with a variety of economic and business indicators at record extremes over the past generation. Let's consider a few of the factors currently viewed as positive or negative for the stock market.

PERCEIVED POSITIVES
Among the factors perceived as favorable by investors are the following:

      o The lowest inflation rate, the highest productivity and the lowest bond yields and mortgage rates in a generation.
      o The deflation of the prior "fairy tale" bubble of growth expectations in the wake of substantial stock price declines.
      o Talk of tax cuts and reforms, such as reducing or eliminating double taxation on dividends.
      o The continuing, if somewhat subdued, strength of the U.S. dollar. The United States still seems to be the only locomotive around to pull the world toward faster growth, which would favor investment in the United States.

PERCEIVED NEGATIVES
Among the factors perceived unfavorably by investors are the following:

      o The lowest nominal sales growth rate at corporations in a generation. Top-line growth at corporations is so low that finding it is like searching for a needle in a haystack.
      o The lowest ability of managements to raise prices due to overcapacity, import pressures from China, Mexico and other countries, and the commoditization effects on list prices from Wal-Mart and the Internet.
      o The highest special charges against earnings (i.e., assessments for pensions, options, write-offs of goodwill, etc.).
      o The highest price/earnings ratios on restated or "cleansed" earnings and the lowest dividend payout ratios.

In addition to the above considerations, we have the highest trade deficit in a generation and big jumps underway in federal spending for defense, homeland security and almost everything else, leading to renewed budget deficits. State and local governments (which cannot print money like the U.S. Treasury) face very tough choices: either cut back services, raise taxes or sell bonds to augment revenues. On top of that is the uncertainty of possible wars, constant terrorism threats and oil price volatility.

NEITHER A BULL NOR A BEAR MARKET
In this investment climate, it is no wonder that investors can see the glass as either half full or half empty and, by oscillating back and forth between bullish and bearish, may end up doing "dumb" things. In our view, it is probably wise at this point to strike the terms "bull market" and "bear market" from investors' vocabulary. When investing what you really care about is the risk/reward ratio, weighing how much you might lose against how much you might make.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


As an example, a true bull market will not be declared until the averages reach new highs. However, if you do the math, this would mean a gain of 33% or more from current levels, and that is quite a bit of money. If the market advances 33% over three years, you would be making 10% a year plus dividends. So even if it takes several years for the market to surpass its previous highs, by owning stocks, you likely will beat the probable cumulative returns from bonds or money market funds going forward. This is especially true if you focus on stocks with competitive dividend yields that can grow over time. Stocks in a wide variety of sectors, such as banks, utilities and energy, fit that description today.

Another perceived negative that could turn positive is that the earnings write-offs so prevalent today actually increase the conservatism of corporate accounting. By enhancing the earnings platform for owners, this conservatism should improve the reward side of the risk/reward equation for shareholders.

Refinancing corporate debt at lower interest rates should also boost earnings. Just as the growth rates of reported earnings during the bubble years were overstated and should have been met with a dose of skepticism, so now reported earnings and growth rates are understated as we consider the outlook for 2003. No one knows by how much, but it is safe to say that the confluence of negatives of 2002 is unlikely to occur in 2003.

IDENTIFYING INVESTMENT OPPORTUNITIES
With patience, it may be time to go out and "fish" for stocks--one at a time, over and over, week after week until you have your "limit." The key, as Mr. Buffett notes, is not to do "dumb" things with your choices. Your decision-making should be deliberate, not impulsive. It helps to create a map to guide you, develop a watch list in areas of knowledge, and go fishing when the odds of success (the risk/reward ratio) look favorable. To us this means looking for companies with reasonable valuations based on their projected earning power. It also means looking for companies with some top-line growth and managements we trust because they have handled themselves with "honor" in the downturn. There is an old saying that when the tide goes out you find out who is wearing a bathing suit. Similarly, the strong healthy companies should be easier to spot now since they have been battle-tested not only by the economy but also within their own industries.

We pay particularly close attention to the capital allocation strategy of the managements with whom we invest. We want management to think and act like owners--frugal and honest, creative but realistic, and focused on earnings per share as the primary scorecard, rather than on size alone. Often managements become optimistic at the wrong time. They let expenses get out of control and/or they look for questionable acquisitions and pay too much. We have found that stretching for double-digit growth in a low single-digit inflation world often destroys shareholder value and is something to guard against.

OUR BIGGEST WORRY
The biggest worry in our minds comes from a scenario of secular deflation since we have no experience with it in our investment lifetimes. Even so, we feel that equities of blue-chip, strong companies with safe dividends may gain market share and perform better than alternatives. In essence, equity coupons should outperform bond coupons. Even Japan, where deflation is advanced, has had its share of equity winners during its dismal decade.

At the moment, we believe that deflation in the United States would require a meltdown of the U.S. financial system or a big jump in unemployment. This we do not see, especially with a war buildup underway. In fact, in spite of the pain from the bursting of the Internet bubble, the economy has inched forward, productivity has continued to rise and corporate houses are being put in order both through cost cutting to help the income statement and capital-raising moves to help the balance sheet. No systemic meltdown has appeared. Unlike Japan, the powers that be here in the corporate, financial and political worlds are moving forward to clean up the mess.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MAINTAINING A LONG-TERM VIEW
For the reasons cited above, we continue to go fishing. In our eyes, the glass is half full, not half empty, and the risk/reward ratio going forward is realistic enough to disregard either the label of bull market or bear market favored by the optimists or the pessimists. The best time to buy stocks is usually when the outlook is a little cloudy, even though it may not feel very comfortable at that moment. At the same time, as we have stated in the past, we believe we are in a trading range market where you do not want to chase strength or rush to sell on weakness. This is a time for selective stock picking with a focus on price and a patient, long-term perspective. In this way, we hope, like Mr. Buffett, to invest without doing something "dumb."(2)


Sincerely,

/s/ Shelby M. C. Davis

Shelby M. C. Davis
Senior Research Advisor

February 7, 2003

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS VALUE PORTFOLIO

PERFORMANCE OVERVIEW

Davis Value Portfolio delivered a total return of (16.26)% for the one-year period ended December 31, 2002.(3) Over the same time period the Standard & Poor's 500(R) Index returned (22.10)%.(4)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you characterize the performance of Davis Value Portfolio?

A. Each year, Ken and I begin our review of Davis Value Portfolio with a discussion concerning recent performance. We measure our performance against the S&P 500(R) Index. Although we are pleased to have outperformed our benchmark, we are far from satisfied with negative absolute returns. As painful as these times are they are an inevitable part of the market cycle and do not weaken our long-term commitment to owning stocks.

Although we cannot predict what the market (as measured by the S&P 500(R) Index) will do in any short period of time, we remain convinced that over long periods of time (measured in decades, not years) it will generate attractive positive returns. We feel this is particularly probable from today's starting point some 40% lower than the peak in March of 2000.

Q. Could you discuss some of the portfolio holdings?

A. Often the performance of individual holdings can be explained to a large degree by the industry in which they fall. This was not the case in 2002. For example, while some insurance shares such as Progressive(5) and Berkshire Hathaway significantly outperformed by simply ending the year about where they started, others such as American International Group and Transatlantic Holdings fell sharply--both down 27%--despite improving fundamentals in their businesses. Similarly, while shares of lenders such as Golden West Financial rose a stunning 22% and Wells Fargo 8%, Citigroup's price declined 25% and Lloyds TSB Group 36%. While shares in some pharmaceutical companies such as Pharmacia rose 4% and Merck declined only modestly, shares in Eli Lilly fell 19% and Pfizer 23%. In general, we believe that these price gyrations were not the result of significant differences in the values of the underlying businesses but rather changes in market psychology. As a result, we added to our holdings in companies such as Citigroup and American International Group at what we hope will prove to be advantageous prices.

As always, some individual holdings warrant particular comment. In recent reports, we discussed Sealed Air, a fine and well-run packaging company that had become exposed to the possibility of asbestos liability. In a nervous market, such news sent the shares tumbling from the mid-40s to a low $13 per share. In December, Sealed Air agreed to pay roughly $800 million to settle all such claims and the shares surged back to end the year at $37--a very decent outcome.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Late in the year, a similarly large risk was likely eliminated in Household International, although the outcome thus far is not as satisfactory. As we discussed in past reports, concerns about the consumer finance business in general and Household in particular had caused the shares to fall more than 50% from their highs. Although the company continued to post excellent results, adverse market psychology threatened the company in a very real way. This threat resulted from the fact that a finance company must fund its lending business by borrowing money in the capital markets. Pessimistic markets demand higher rates or, in the worst case, refuse to fund controversial businesses. Although such an outcome was unlikely in Household's case, it was possible. Facing this threat, CEO Bill Aldinger made the decision to sell the company at a depressed price to HSBC Holdings, an enormously strong and well-run global bank. We have since met with the management of HSBC and, as we are convinced they got a bargain in Household, we have decided to hold our shares for the time being. Our average purchase price of Household was $44 per share, we added to our position at prices as low as $21.40 and the shares currently trade at approximately $28.(6)

A final controversial holding that also ended the year on more certain footing was Tyco. As we reviewed this company in detail in our last report, we will only add that in December Tyco's new management completed a significant and thorough internal audit and, through the announcement of a new unsecured credit line and a substantial convertible bond offering, eliminated concerns about its liquidity. The shares have moved up from a low just below $7 per share to $17 at year-end. You should know that we added to our position at prices between $8 and $17 per share and that it currently makes up about 3.7% of our portfolio at an average purchase price of $29 per share. Nonetheless, it is now clear that Tyco was a far stronger company than those to which it was often compared--including WorldCom, Enron and Global Crossing. Today, Tyco generates sales of $35 billion, earnings of approximately $3 billion and has a market cap in excess of $34 billion. The other three are bankrupt.

Aside from these specific companies, the portfolio continues to be made up of holdings that fall loosely into three categories. The first and largest category is composed of companies that are perceived as world-class, global leaders: companies such as Berkshire Hathaway, American Express, Eli Lilly, UPS, AIG and Citigroup. In addition to our purchase of Citigroup and AIG described above, we also added Microsoft to this list at what we believe to be a very reasonable price.

The second category is made up of holdings in smaller, less well-known companies that we nonetheless consider to be very well-run businesses. These include companies such as Transatlantic Holdings, Costco Wholesale, Golden West Financial, Centerpoint and Lexmark. In this category, our most significant addition was to Costco.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

The third category is made up of companies under a cloud, which in addition to the three mentioned near the beginning of this section include Philip Morris, Loews, Aon, and Morgan Stanley. In general, companies in this category will not be perceived as good businesses. It is our intention to try to buy them when they are under a cloud and benefit from both improving underlying fundamentals and an improving business reputation. Such was the case in the past with Citibank (which had been rumored to be bankrupt in the early '90s), Salomon Brothers during the Treasury securities scandal, American Home Products during the diet drug litigation and many others. Buying during storms of controversy or at times of great pessimism is difficult and we have, and will, make mistakes in this category. But we also know that a willingness to invest at such times or in such companies when the majority of others (including the media) think you are wrong is not just advisable but necessary for achieving above-average results. As Benjamin Graham once wrote, "You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are right. . . The right kind of investor (takes) added satisfaction from the thought that his operations are exactly opposite to those of the crowd."

Q. What is your outlook?

A. If nothing else, the last five years should have taught all investors the futility of economic or market predications. Certainly it is difficult today to find much about which to be optimistic. Unemployment continues to rise; the Middle East is frightening and unstable; the prospect for corporate profits is not particularly bright nor is the outlook for consumer spending. Of course, it was difficult to find much about which to be pessimistic in March of 2000 when the S&P 500(R) Index was almost 70% above where it is today, the nation enjoyed near-full employment, the U.S. business model had triumphed worldwide, and the economy had expanded continuously for over a decade. As we have written before, the stock market bottom will coincide with the period of greatest pessimism. Warren Buffett said it best when he wrote, "Pessimism is the most common cause of low prices. We want to do business in such an environment, not because we like pessimism but because we like the prices it produces. It's optimism that is the enemy of the rational buyer." Although neither Ken nor I have any idea whether or not the market has seen its low point for this cycle, we are certain that we are a long way from the optimism of the '90s.

Q. Do you have any additional thoughts for shareholders?

A. The notion of stewardship is essential to the investment process. We view ourselves as stewards of your savings and we hold out the same expectation for the companies in which we invest. Ken and I have taken a more active stance in the last several years than we had in the past in pushing for strong governance in our portfolio companies, most especially in the area of executive compensation and stock options. The great investor Bill Miller of Legg Mason points out that "the center of the corruption is options. As long as managements exert pressure to keep legitimate expenses off the income statement, they are sending a signal that their intent is to deceive." While we have been proud to work on this topic with Bill and several other investors whom we admire, we have been frustrated in our attempt to build a large coalition of institutional investors. In looking for explanations for this, I am reminded of Vanguard founder Jack Bogle's observation that "institutional investors have ignored the responsibilities of corporate citizenship. One reason is short-term focus. If you have 118% turnover in a mutual fund, that's an eleven month holding period--why would you care about governance when you won't even hold the stock until the next annual meeting?" Our average holding period is four to seven years and we have owned many companies for a decade or more. Thus, we will continue to push and have been very gratified by the encouragement we have received both from our shareholders and those in the investment business that we admire.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

As always, I must close by thanking my colleagues. Ken and I are fortunate to work with such a fine group. As a team, they bring intelligence, commitment and integrity to their work. Please know that we are all keenly aware of the responsibility with which you have entrusted us and we thank you for confidence. We will do our best to earn it in the years ahead.(2)


-------------------------------------------

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Value Portfolio prospectus, which contains more information about risks, charges and expenses. Please read the prospectus carefully before investing or sending money.

(1) Source: Fortune Magazine, November 11, 2002.

(2) Davis Value Portfolio's investment professionals make candid statements and observations regarding individual companies, economic conditions and market conditions. However, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

(3) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ended December 31, 2002.


---------------------------------- ------------------- ------------------
                                                       INCEPTION
PORTFOLIO NAME                     1 YEAR              (July 1, 1999)
---------------------------------- ------------------- ------------------
Davis Value Portfolio              (16.26)%            (4.80)%
---------------------------------- ------------------- ------------------

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call shareholder services at 1-800-279-0279.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(4) The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

(5) Davis Value Portfolio's investment professionals candidly discusses a number of individual companies. These opinions are current as of the date of this report but are subject to change. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The schedule of investments lists the Fund's holdings of each company discussed.

(6) Household International price was $28.28 on January 17, 2003.

Shares of Davis Value Portfolio are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involves investment risks, including possible loss of the principal amount invested.

DAVIS VALUE PORTFOLIO
PORTFOLIO HOLDINGS - AT DECEMBER 31, 2002

================================================================================


PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

Short Term Investments, Other Assets & Liabilities.............9.8%
Common Stock..................................................90.2%



SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
---------------------------------------

Banks and Savings & Loan......................................12.7%
Consumer Products..............................................6.7%
Diversified Manufacturing......................................5.3%
Energy.........................................................6.3%
Technology.....................................................4.0%
Pharmaceutical and Healthcare..................................3.8%
Financial Services............................................22.9%
Food/Beverage & Restaurant.....................................4.0%
Industrial.....................................................3.1%
Retailing......................................................6.0%
Insurance.....................................................15.1%
Real Estate....................................................2.4%
Other..........................................................7.7%



TOP 10 HOLDINGS
STOCK                                             SECTOR                                     % OF FUND NET ASSETS
------------------------------------------------------------------------------------------------------------------
American Express Co.                              Financial Services                                   7.50%
Philip Morris Cos. Inc.*                          Consumer Products                                    6.03%
American International Group, Inc.                Multi-Line Insurance                                 5.00%
Wells Fargo & Co.                                 Banks and Savings & Loan Associations                4.25%
Citigroup Inc.                                    Financial Services                                   3.98%
Household International, Inc.                     Financial Services                                   3.70%
Tyco International Ltd.                           Diversified Manufacturing                            3.70%
Costco Wholesale Corp.                            Retailing                                            3.17%
Golden West Financial Corp.                       Banks and Savings & Loan Associations                3.11%
Bank One Corp.                                    Banks and Savings & Loan Associations                3.08%

* Changed name to Altria Group, Inc. effective 01/27/03

DAVIS VALUE PORTFOLIO
PORTFOLIO ACTIVITY JANUARY 1, 2002 THROUGH DECEMBER 31, 2002

================================================================================

NEW POSITIONS ADDED (1/1/02-12/31/02)
(Highlighted positions are those greater than 0.99% of 12/31/02 total net assets)

                                                                                  DATE OF 1ST    % OF 12/31/02
SECURITY                                    SECTOR                                PURCHASE      FUND NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Albertson's, Inc.                           Retailing                             04/01/02           0.26%
American Standard Cos. Inc.                 Building Materials                    03/28/02           0.59%
Diageo PLC, ADR                             Food/Beverage & Restaurant            02/27/02           1.64%
IMS Health Inc.                             Information/Information Processing    04/23/02           -
Level 3 Communications, Inc.                Telecommunications                    07/11/02           -
Microsoft Corp.                             Technology                            07/29/02           1.15%
Pfizer Inc.                                 Pharmaceutical and Health Care        07/15/02           0.59%

POSITIONS CLOSED (1/1/02-12/31/02)
(Gains and losses greater than $400,000 are highlighted)

                                                                                  DATE OF
SECURITY                                    SECTOR                                FINAL SALE         GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------
Agilent Technologies, Inc.                  Electronics                           04/16/02          $     (406,081)
American Home Products Corp.                Pharmaceutical and Health Care        01/11/02                 360,851
Bristol-Myers Squibb Co.                    Pharmaceutical and Health Care        10/11/02              (1,039,962)
Eastman Kodak Co.                           Consumer Products                     04/09/02                  14,206
First Data Corp.                            Data Processing                       04/05/02                 177,456
Hewlett-Packard Co.                         Technology                            04/11/02              (3,098,918)
IMS Health Inc.                             Information/Information Processing    10/10/02                (420,360)
Kinder Morgan, Inc.                         Pipelines                             10/08/02              (1,243,965)
Level 3 Communications, Inc.                Telecommunications                    11/26/02                 (31,736)
Loral Space & Communications Ltd.           Telecommunications                    03/01/02                 (79,059)
Lucent Technologies Inc.                    Telecommunications                    03/26/02                (647,407)
Masco Corp.                                 Building Materials                    11/01/02                 319,088
McDonald's Corp.                            Food/Beverage & Restaurant            05/02/02                 (66,494)
Monsanto Co.                                Agriculture                           09/30/02                 (10,416)
Novell, Inc.                                Technology                            03/11/02                 (99,032)
3M Co.                                      Diversified Manufacturing             12/20/02                 111,303

DAVIS VALUE PORTFOLIO
COMPARISON OF DAVIS VALUE PORTFOLIO AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================

Average Annual Total Return For the Periods ended December 31, 2002.

--------------------------------------------------------------------------------
One Year ...........................................................    (16.26)%
Life of Fund (July 1, 1999 through December 31, 2002)................    (4.80)%
--------------------------------------------------------------------------------

$10,000 INVESTED AT COMMENCEMENT OF OPERATIONS. Let's say you invested $10,000 in Davis Value Portfolio on July 1, 1999 (commencement of operations). As the chart below shows, by December 31, 2002 the value of your investment would have been $8,418 - a 15.82% decrease on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have been $6,688 - a 33.12% decrease.

[GRAPHIC OMITTED]

-----------------------------------------
               S&P 500        DVP
-----------------------------------------
 7/1/99        $10,000.00     $10,000.00
-----------------------------------------
12/31/99       $10,706.00     $10,263.57
-----------------------------------------
12/31/00       $ 9,731.00     $11,218.07
-----------------------------------------
12/31/01       $ 8,579.00     $10,052.32
-----------------------------------------
12/31/02       $ 6,688.00     $ 8,417.83
-----------------------------------------

Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Value Portfolio contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - (90.24%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (11.49%)
       238,500    Bank One Corp. ..............................................................  $   8,717,175
       122,700    Golden West Financial Corp. .................................................      8,811,087
       102,900    Lloyds TSB Group PLC, ADR....................................................      2,941,911
       256,900    Wells Fargo & Co. ...........................................................     12,040,903
                                                                                                 -------------
                                                                                                    32,511,076
                                                                                                 -------------
   BUILDING MATERIALS - (2.11%)
        23,300    American Standard Cos. Inc.*.................................................      1,657,562
        64,700    Martin Marietta Materials, Inc. .............................................      1,983,702
        62,200    Vulcan Materials Co. ........................................................      2,332,500
                                                                                                 -------------
                                                                                                     5,973,764
                                                                                                 -------------
   CONSUMER PRODUCTS - (6.03%)
       421,200    Philip Morris Cos. Inc. .....................................................     17,071,236
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (4.81%)
       108,200    Dover Corp. .................................................................      3,155,112
       612,858    Tyco International Ltd. .....................................................     10,467,615
                                                                                                 -------------
                                                                                                    13,622,727
                                                                                                 -------------
   ELECTRONICS - (0.31%)
       618,800    Agere Systems Inc., Class A*.................................................        891,072
                                                                                                 -------------
   ENERGY - (5.66%)
       139,271    ConocoPhillips...............................................................      6,739,324
       125,200    Devon Energy Corp. ..........................................................      5,746,680
        88,200    EOG Resources, Inc. .........................................................      3,520,944
                                                                                                 -------------
                                                                                                    16,006,948
                                                                                                 -------------
   FINANCIAL SERVICES - (18.82%)
       600,900    American Express Co. ........................................................     21,241,815
       319,933    Citigroup Inc. ..............................................................     11,258,442
        74,200    Dun & Bradstreet Corp.*......................................................      2,559,158
       376,400    Household International, Inc. ...............................................     10,467,684
        93,000    Loews Corp. .................................................................      4,134,780
        76,700    Moody's Corp. ...............................................................      3,166,943
        69,200    Providian Financial Corp.*...................................................        449,108
                                                                                                 -------------
                                                                                                    53,277,930
                                                                                                 -------------
   FOOD/BEVERAGE & RESTAURANT - (3.62%)
       106,300    Diageo PLC, ADR..............................................................      4,655,940
        44,000    Hershey Foods Corp. .........................................................      2,967,360
        67,600    Kraft Foods Inc., Class A....................................................      2,631,668
                                                                                                 -------------
                                                                                                    10,254,968
                                                                                                 -------------
   HOTELS & MOTELS - (0.80%)
        68,800    Marriott International, Inc., Class A........................................      2,261,456
                                                                                                 -------------

DAVIS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - Continued
DECEMBER 31, 2002

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   INDUSTRIAL - (2.77%)
       210,200    Sealed Air Corp.*............................................................  $   7,840,460
                                                                                                 -------------
   INSURANCE BROKERS - (0.95%)
       142,100    Aon Corp. ...................................................................      2,684,269
                                                                                                 -------------
INVESTMENT FIRMS - (1.86%)
       103,400    Morgan Stanley...............................................................      4,127,728
        87,300    Stilwell Financial, Inc. (changed name to Janus Capital Group
                    Inc. effective 01/02/03)...................................................      1,141,011
                                                                                                 -------------
                                                                                                     5,268,739
                                                                                                 -------------
   LIFE INSURANCE - (0.63%)
        43,500    Principal Financial Group, Inc. .............................................      1,310,655
        27,200    Sun Life Financial Services of Canada Inc. ..................................        463,762
                                                                                                 -------------
                                                                                                     1,774,417
                                                                                                 -------------
   MEDIA - (0.38%)
        28,400    WPP Group PLC, ADR...........................................................      1,074,798
                                                                                                 -------------
   MULTI-LINE INSURANCE - (5.00%)
       244,437    American International Group, Inc. ..........................................     14,140,680
                                                                                                 -------------
   PHARMACEUTICAL AND HEALTH CARE - (3.43%)
        78,200    Eli Lilly and Co. ...........................................................      4,965,700
        27,600    Merck & Co., Inc. ...........................................................      1,562,436
        54,700    Pfizer Inc. .................................................................      1,672,179
        35,900    Pharmacia Corp. .............................................................      1,500,620
                                                                                                 -------------
                                                                                                     9,700,935
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (5.24%)
           111    Berkshire Hathaway Inc., Class A*............................................      8,075,250
            42    Berkshire Hathaway Inc., Class B*............................................        101,766
        20,200    Chubb Corp. .................................................................      1,054,440
         1,200    Markel Corp.*................................................................        246,600
        96,900    Progressive Corp. (Ohio).....................................................      4,809,147
        12,414    Travelers Property Casualty Corp., Class A*..................................        181,865
        25,505    Travelers Property Casualty Corp., Class B*..................................        373,648
                                                                                                 -------------
                                                                                                    14,842,716
                                                                                                 -------------
   PUBLISHING - (0.90%)
        35,400    Gannett Co., Inc. ...........................................................      2,541,720
                                                                                                 -------------
   REAL ESTATE - (2.13%)
         5,000    Avalonbay Communities, Inc. .................................................        195,700
       101,900    Centerpoint Properties Trust.................................................      5,823,585
                                                                                                 -------------
                                                                                                     6,019,285
                                                                                                 -------------
   REINSURANCE - (1.84%)
        78,250    Transatlantic Holdings, Inc. ................................................      5,219,275
                                                                                                 -------------

DAVIS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - Continued
DECEMBER 31, 2002

                                                                                                      VALUE
SHARES/PRINCIPAL                                 SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   RETAILING - (5.41%)
        33,100    Albertson's, Inc. ........................................................... $      736,806
       318,800    Costco Wholesale Corp.*......................................................      8,959,874
        30,400    J. C. Penney Co., Inc. ......................................................        699,504
        90,300    RadioShack Corp. ............................................................      1,692,222
       138,500    Safeway Inc.*................................................................      3,235,360
                                                                                                --------------
                                                                                                    15,323,766
                                                                                                --------------
   TECHNOLOGY - (3.60%)
        93,500    BMC Software, Inc.*..........................................................      1,599,785
        87,800    Lexmark International, Inc.*.................................................      5,311,900
        63,200    Microsoft Corp.*.............................................................      3,268,704
                                                                                                --------------
                                                                                                    10,180,389
                                                                                                --------------
   TELECOMMUNICATIONS - (0.35%)
       136,500    Tellabs, Inc.*...............................................................        990,990
                                                                                                --------------
   TRANSPORTATION - (2.10%)
        94,100    United Parcel Service, Inc., Class B.........................................      5,935,828
                                                                                                --------------

                      Total Common Stock - (identified cost $296,770,280)......................    255,409,444
                                                                                                --------------

SHORT TERM INVESTMENTS - (9.37%)

$   26,515,000    Nomura Securities International, Inc. Joint Repurchase Agreement 1.26%,
                     01/02/03, dated 12/31/02, repurchase value of $26,516,856
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $27,045,300) - (identified cost $26,515,000)...........     26,515,000
                                                                                                --------------

                  Total Investments - (99.61%) - (identified cost $323,285,280) - (a)..........    281,924,444
                  Other Assets Less Liabilities - (0.39%)......................................      1,114,736
                                                                                                --------------
                      Net Assets - (100%)...................................................... $  283,039,180
                                                                                                ==============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $324,313,241. At December
31, 2002 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation...................................................... $    9,187,176
                  Unrealized depreciation......................................................    (51,575,973)
                                                                                                --------------
                        Net unrealized depreciation ........................................... $  (42,388,797)
                                                                                                ==============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 2002

================================================================================

ASSETS:
   Investments in securities, at value
     * (see accompanying Schedule of Investments).......... $   281,924,444
   Cash....................................................          16,938
   Receivables:
     Dividends and interest................................         518,188
     Capital stock sold....................................       1,336,291
                                                            ---------------
          Total assets.....................................     283,795,861
                                                            ---------------
LIABILITIES:
   Payables:
     Capital stock reacquired..............................          17,762
     Investment securities purchased.......................         510,033
   Accrued expenses........................................         228,886
                                                            ---------------
          Total liabilities................................         756,681
                                                            ---------------

NET ASSETS ................................................ $   283,039,180
                                                            ===============

SHARES OUTSTANDING (NOTE 4)................................      34,509,313
                                                            ===============

NET ASSET VALUE, offering and
     redemption price per share (Net Assets(divided by)
     Shares Outstanding)...................................     $      8.20
                                                                ===========

NET ASSETS CONSIST OF:
   Par value of shares of capital stock.................... $        34,509
   Additional paid-in capital..............................     351,347,919
   Accumulated net realized loss from investments and
     foreign currency transactions.........................     (26,982,412)
   Net unrealized depreciation on investments..............     (41,360,836)
                                                            ---------------
                                                            $   283,039,180
                                                            ===============


* Including a repurchase agreement of $26,515,000 and cost of $323,285,280.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
STATEMENT OF OPERATIONS
For the year ended December 31, 2002

================================================================================

INVESTMENT  INCOME:
Income:
   Dividends (Net of foreign withholding taxes of $36,738)... $     3,843,387
   Interest..................................................         521,193
                                                              ---------------
       Total income..........................................       4,364,580
                                                              ---------------
Expenses:
   Management fees (Note 2)..................................       2,137,292
   Custodian fees............................................          90,722
   Transfer agent fees.......................................          13,189
   Audit fees................................................          12,000
   Accounting fees (Note 2)..................................           6,000
   Legal fees................................................           9,079
   Reports to shareholders...................................          31,083
   Directors' fees and expenses..............................          46,646
   Registration and filing fees..............................          17,162
   Miscellaneous.............................................          11,351
                                                              ---------------
       Total expenses........................................       2,374,524
       Expenses paid indirectly (Note 5).....................            (169)
                                                              ---------------
       Net expenses..........................................       2,374,355
                                                              ---------------
       Net investment income.................................       1,990,225
                                                              ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

   Net realized gain (loss) from:
       Investment transactions...............................     (19,267,580)
       Foreign currency  transactions........................              21
   Net increase in unrealized depreciation of investments....     (34,278,032)
                                                              ---------------
       Net realized and unrealized loss on investments
         and foreign currency................................     (53,545,591)
                                                              ---------------
       Net decrease in net assets resulting from operations.. $   (51,555,366)
                                                              ===============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

================================================================================================================

                                                                                   YEAR ENDED       YEAR ENDED
                                                                                  DECEMBER 31,     DECEMBER 31,
                                                                                     2002              2001
                                                                                     ----              ----
OPERATIONS:
       Net investment income................................................     $   1,990,225    $   1,021,199
       Net realized loss from investment and foreign currency transactions
       Net change in unrealized appreciation (depreciation) of investments..       (34,278,032)     (10,139,571)
                                                                                 -------------    -------------
       Net decrease in net assets resulting from operations.................       (51,555,366)     (16,411,428)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income................................................        (1,990,246)      (1,021,199)
       Return of capital....................................................          (231,807)        (130,526)

CAPITAL SHARE TRANSACTIONS (NOTE 4)                                                 57,858,147      176,312,992
                                                                                 -------------    -------------
Total increase in net assets ...............................................         4,080,728      158,749,839

NET ASSETS:
       Beginning of year....................................................       278,958,452      120,208,613
                                                                                 -------------    -------------
       End of year..........................................................     $ 283,039,180    $ 278,958,452
                                                                                 =============    =============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2002
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Fund is a separate series of Davis Variable Account Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund in the preparation of financial statements.

    Davis Value Portfolio is a diversified, professionally managed stock-oriented fund.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value as determined by the Board of Directors. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B. MASTER REPURCHASE AGREEMENTS - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

C. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

D. FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

    Reported net realized foreign exchange gains or losses arise from the sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2002
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. At December 31, 2002 the Fund had approximately $25,954,000 of capital loss carryovers available to offset future capital gains, if any, which expire in 2009 and 2010.

F. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

G. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses) and net unrealized appreciation (depreciation) of investments may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and the tax deferral of losses on "wash sale" transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $21 and a corresponding increase in accumulated net realized loss.


The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

                                       2002                   2001
                                   ------------          -------------
Ordinary income                    $  1,990,246          $   1,021,199
Return of capital                       231,807                130,526
                                   ------------          -------------

   Total                           $  2,222,053          $   1,151,725
                                   ============          =============


As of December 31, 2002 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated net realized losses from investments and foreign currency transactions.......................................  $ (25,954,451)

Net unrealized depreciation on investments....................    (42,388,797)
                                                                -------------
    Total.....................................................  $ (68,343,248)
                                                                =============

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2002
================================================================================
NOTE 2 - INVESTMENT ADVISORY FEES

    Advisory fees are paid to Davis Advisors (the "Adviser") at an annual rate of 0.75% of the average annual net assets.

    State Street Bank and Trust Company ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for the year ended December 31, 2002 was $64. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee for the year ended December 31, 2002 amounted to $6,000. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

    Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 2002 were $118,822,699 and $61,597,225, respectively.

NOTE 4 - CAPITAL STOCK

    At December 31, 2002, there were 500 million shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

                                                                   YEAR ENDED                    YEAR ENDED
                                                               DECEMBER 31, 2002              DECEMBER 31, 2001
                                                            ------------------------        ---------------------
Shares sold...............................................             11,607,393                    19,399,261
Shares issued in reinvestment of distributions............                271,582                       115,750
                                                                 ----------------              ----------------
                                                                       11,878,975                    19,515,011
Shares redeemed...........................................             (5,621,026)                   (2,133,025)
                                                                 ----------------              ----------------
      Net increase........................................              6,257,949                    17,381,986
                                                                 ================              ================

Proceeds from shares sold.................................       $    104,119,645              $    195,102,861
Proceeds from shares issued in reinvestment of
   distributions .........................................              2,222,053                     1,151,724
                                                                 ----------------              ----------------
                                                                      106,341,698                   196,254,585
Cost of shares redeemed...................................            (48,483,551)                  (19,941,593)
                                                                 ----------------              ----------------
      Net increase........................................       $     57,858,147              $    176,312,992
                                                                 ================              ================


NOTE 5 - EXPENSES PAID INDIRECTLY

    Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $169 for the year ended December 31, 2002.

DAVIS VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
================================================================================
The following financial information represents data for each share of capital stock outstanding throughout each period:


                                                                                                      JULY 1, 1999
                                                                                                     (COMMENCEMENT
                                                              YEAR ENDED DECEMBER 31,                OF OPERATIONS)
                                                    ----------------------------------------            THROUGH
                                                        2002             2001          2000         DECEMBER 31, 1999
                                                        ----             ----          ----         -----------------
Net Asset Value, Beginning of Period...............  $     9.87      $    11.06     $    10.25        $    10.00
                                                     ----------      ----------     ----------        ----------

Income (Loss) From Investment Operations
 Net Investment Income.............................        0.06            0.04           0.03              0.01
 Net Realized and Unrealized
    Gains (Losses).................................       (1.66)          (1.19)          0.92              0.25
                                                     ----------      ----------     ----------        ----------
    Total From Investment Operations...............       (1.60)          (1.15)          0.95              0.26

Dividends and  Distributions
 Dividends from Net Investment Income..............       (0.06)          (0.04)         (0.03)            (0.01)
 Return of Capital.................................       (0.01)            -(3)           -(3)              -(3)
 Distributions from Realized Gains.................         -               -            (0.11)              -
                                                     ----------      ----------     ----------        ----------
    Total Dividends and Distributions..............       (0.07)          (0.04)         (0.14)            (0.01)
                                                     ----------      ----------     ----------        ----------

Net Asset Value, End of Period.....................  $     8.20      $     9.87     $    11.06        $    10.25
                                                     ==========      ==========     ==========        ==========

Total Return(1)....................................      (16.26)%        (10.39)%         9.30%             2.64%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)............    $283,039        $278,958       $120,209           $12,668
Ratio of Expenses to Average Net Assets............        0.83%           0.87%          1.00%(4)          1.00%*(4)
Ratio of Net Investment Income to Average
 Net Assets........................................        0.70%           0.55%          0.73%             0.43%
Portfolio Turnover Rate(2).........................          24%             18%            10%                5%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Less than $0.005 per share.

(4) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.01% and 2.29% for 2000 and 1999, respectively.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
INDEPENDENT AUDITORS' REPORT

================================================================================

To the Shareholders and Board of Directors of Davis Value Portfolio:

        We have audited the accompanying statement of assets and liabilities of Davis Value Portfolio, including the schedule of investments as of December 31, 2002 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from July 1, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by the other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Value Portfolio as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from July 1, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP

Denver, Colorado
February 7, 2003

DAVIS VALUE PORTFOLIO
INCOME TAX INFORMATION (UNAUDITED)
December 31, 2002

================================================================================

    Income dividends paid by the Fund during the calendar year ended 2002 should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-two (72), except that any person who was a Director on July 1, 1994, and at that date was seventy-three (73) years of age or less shall retire from the Board of Directors and cease being a Director at the close of business on the last day of the year in which the Director attains age seventy-four (74).

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------
INDEPENDENT DIRECTORS

WESLEY E.          Director         director       President of Bass &            13         none stated
BASS, JR.                           since 1990     Associates (financial
(born 8/21/31)                                     consulting); formerly
                                                   First Deputy City Treasurer,
                                                   City of Chicago; and
                                                   Executive Vice President,
                                                   Chicago Title and Trust
                                                   Company (bank and trust).

MARC P. BLUM       Director         director       Chief Executive Officer,       13         Director, Mid-Atlantic Realty
(born 9/9/42)                       since 1986     World Total Return Fund,                  Trust (real estate in
                                                   LLP; Of Counsel to Gordon,                investment trust), Legg Mason
                                                   Feinblatt, Rothman,                       Trust (asset management
                                                   Hoffberger and Hollander,                 company) and Rodney Trust
                                                   LLC (law firm).                           Company (Delaware); Trustee,
                                                                                             College of Notre Dame of
                                                                                             Maryland, McDonogh School
                                                                                             and other public charities,
                                                                                             private foundatons and
                                                                                             businesses.

JERRY D. GEIST     Director         director       Chairman, Santa Fe Center      13         Director, CH2M-Hill, Inc.
(born 5/23/34)                      since 1986     Enterprises (energy project               (engineering); Member,
                                                   development); Retired                     Investment Committee for
                                                   Chairman and President,                   Microgeneration Technology
                                                   Public Service Company of                 Fund, UTECH Funds.
                                                   New Mexico.


DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------
INDEPENDENT DIRECTORS - CONTINUED

D. JAMES GUZY      Director         director       Chairman, PLX                  13         Director, Intel Corp.
(born 3/7/36)                       since 1982     Technology, Inc.                          (semi-conductor
                                                   (semi-conductor                           manufacturer), Cirrus Logic
                                                   manufacturer).                            Corp. (semi-conductor
                                                                                             manufacturer), Alliance
                                                                                             Technology Fund (a mutual
                                                                                             fund), Micro Component
                                                                                             Technology, Inc.
                                                                                             (micro-circuit handling and
                                                                                             testing equipment
                                                                                             manufacturer), Novellus
                                                                                             Systems, Inc. (semi-conductor
                                                                                             manufacturer) and
                                                                                             LogicVision, Inc.
                                                                                             (semi-conductor software
                                                                                             company).

G. BERNARD         Director         director       Managing General               13         none stated
HAMILTON                            since 1978     Partner, Avanti
(born 3/18/37)                                     Partners, L.P.
                                                   (investment
                                                   partnership).

ROBERT P.          Director         director       Chairman, Northroad            13         none stated
MORGENTHAU                          since 2002     Capital Management (an
(born 3/22/57)                                     investment management
                                                   firm) since June 2002;
                                                   President of Asset
                                                   Management Group of
                                                   Bank of America (an
                                                   investment management
                                                   firm) from 2001 until
                                                   2002; prior to that a
                                                   managing director and
                                                   global head of
                                                   marketing and
                                                   distribution for Lazard
                                                   Asset Management (an
                                                   investment management
                                                   firm) for ten years.

THEODORE B.        Director         director       Chairman, President            13         Trustee, Deputy Mayor and
SMITH, JR.                          since 2001     and CEO of John                           Commissioner of Public Services
(born 12/23/32)                                    Hassall, Inc. (fastener                   for the Incorporated Village
                                                   manufacturing);                           of Mill Neck
                                                   Managing Director, John
                                                   Hassall, Ltd.;
                                                   Chairman, John Hassall
                                                   Japan, Ltd.; Chairman
                                                   of Cantrock Realty;
                                                   Chairman of McCallum
                                                   Die (tool and die).

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

                              DIRECTORS - CONTINUED


                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------
INDEPENDENT DIRECTORS - CONTINUED

CHRISTIAN R.       Director         director       General Partner of             13         none stated
SONNE                               since 1990     Tuxedo Park Associates
(born 5/6/36)                                      (land holding and
                                                   development firm);
                                                   President and Chief
                                                   Executive Officer of
                                                   Mulford Securities
                                                   Corporation (private
                                                   investment fund) until
                                                   1990; formerly Vice
                                                   President of Goldman
                                                   Sachs & Co.
                                                   (investment banking).

MARSHA WILLIAMS    Director         director       Executive Vice                 17         Director of the Selected
(born 3/28/51)                      since 1999     President and Chief                       Funds (consisting of four
                                                   Financial Officer of                      portfolios) since 1996;
                                                   Equity Office                             Director, Modine
                                                   Properties Trust (a                       Manufacturing, Inc. (heat
                                                   real estate investment                    transfer technology);
                                                   trust); Former Chief                      Director, Chicago Bridge &
                                                   Administrative Officer                    Iron Company, N.V.
                                                   of Crate & Barrel                         (industrial construction and
                                                   (home furnishings                         engineering).
                                                   retailer); former Vice
                                                   President and
                                                   Treasurer, Amoco
                                                   Corporation (oil & gas
                                                   company).

INSIDE DIRECTORS*

JEREMY H. BIGGS    Director/        director       Vice Chairman, Head of         11         Director of the Van Eck/Chubb
(born 8/16/35)     Chairman         since 1994     Equity Research,                          Funds (consisting of six
                                                   Chairman of U.S.                          portfolios, mutual fund
                                                   Investment Policy                         investment adviser).
                                                   Committee and Member
                                                   of the International
                                                   Investment Committee,
                                                   all for Fiduciary
                                                   Trust Company
                                                   International (money
                                                   management firm)
                                                   Consultant to Davis
                                                   Selected Advisers,
                                                   L.P.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED


                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------

INSIDE DIRECTORS* - CONTINUED

ANDREW A. DAVIS    Director         director       President or Vice              17         Director of the Selected
(born 6/25/63)                      since 1997     President of each                         Funds (consisting of four
                                                   Davis Fund and                            portfolios) since 1998.
                                                   Selected Fund;
                                                   President, Davis
                                                   Selected Advisers,
                                                   L.P., and also serves
                                                   as an executive
                                                   officer in certain
                                                   companies affiliated
                                                   with the Adviser.

CHRISTOPHER C.     Director         director       Chief Executive                17         Director of the Selected
DAVIS                               since 1997     Officer, President or                     Funds (consisting of four
(born 7/13/65)                                     Vice President of each                    portfolios) since 1998.
                                                   Davis Fund and Selected Fund;
                                                   Chairman and Chief Executive
                                                   Officer, Davis Selected
                                                   Advisers, L.P., and also
                                                   serves as an executive
                                                   officer in certain companies
                                                   affiliated with the Adviser,
                                                   including sole member of the
                                                   Adviser's general partner,
                                                   Davis Investments, LLC;
                                                   Employee of Shelby Cullom
                                                   Davis & Co. (registered
                                                   broker/dealer).

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

                 (This page has been left blank intentionally.)

                              DAVIS VALUE PORTFOLIO
             2949 East Elvira Road, Suite 101, Tucson, Arizona 85706
================================================================================

       DIRECTORS                           OFFICERS
       Wesley E. Bass, Jr.                 Jeremy H. Biggs
       Jeremy H. Biggs                         Chairman
       Marc P. Blum                        Christopher C. Davis
       Andrew  A. Davis                        President
       Christopher C. Davis                Andrew A. Davis
       Jerry D. Geist                          Vice President
       D. James Guzy                       Kenneth C. Eich
       G. Bernard Hamilton                     Executive Vice President &
       Robert P. Morgenthau                    Principal Executive Officer
       Theodore B. Smith, Jr.              Sharra L. Reed
       Christian R. Sonne                      Vice President, Treasurer
       Marsha Williams                         & Principal Accounting Officer
                                           Thomas D. Tays
                                               Vice President & Secretary



INVESTMENT ADVISER
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors") 2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois 60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2700
Denver, Colorado 80202


================================================================================
FOR MORE INFORMATION ABOUT THE DAVIS VALUE PORTFOLIO, INC., INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-0279.
================================================================================

[DAVIS FUNDS LOGO]



DAVIS ADVISORS
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
1-800-279-0279
WWW.DAVISFUNDS.COM